Exhibit 10.42

                         KRUSE, LANDA & MAYCOCK, L.L.C.
                          EIGHTH FLOOR, BANK ONE TOWER
                          50 WEST BROADWAY (300 SOUTH)
                         SALT LAKE CITY, UTAH 84101-2034

                                MAILING ADDRESS:
                              Post Office Box 45561
                         Salt Lake City, Utah 84145-0561

RICHARD C. TAGGART                                    TELEPHONE:  (801) 531-7090
                                                       TELECOPY:  (801) 531-7091
WRITER'S E-MAIL                                                   (801) 359-3954
rtaggart@klmlaw.com

WRITER'S VOICE MAIL                                               www.klmlaw.com
Extension 210

                                  July 2, 2002


Mr. Bernard McHale, CEO                                            VIA FACSIMILE
Schimatic Cash Transactions Network.com, Inc.                     (949) 798-3837
18662 MacArthur Blvd, 2nd Floor
Irvine, CA  92612


Mr. David Vaters, CEO                                              VIA FACSIMILE
CEO America, Inc.                                                 (416) 630-4402
583 Market Street, Suite 200
San Francisco, CA  94105-2847

         Re:      Escrow letter dated June 4, 2002

Gentlemen:

         Pursuant to the letter (the "Escrow Letter") from Schimatic Cash Transactions Network.com, Inc. ("SCTN"), and accepted by CEO America, Inc. ("CEO"), dated June 4, 2002, we were instructed to hold assignments of certain intellectual property and other instruments and documents received pursuant to such letter. Such other instruments and documents were to be delivered to us on or before June 30, 2002.

         Pursuant to the terms of the Escrow Letter, SCTN has delivered to us:

         (a)      an Exclusive License Agreement signed on behalf of SCTN; and

         (b) stock certificate number 4997 representing 30,116,134 shares of restricted common stock of SCTN, registered in the name of CEO.

         Contrary to the terms of the Escrow Letter, CEO has not delivered to us any of the following:

         (a) $350,000 in immediately available funds delivered to our firm's trust account;

         (b)      an exclusive license agreement signed by CEO; or

         (c) certificates representing that number of shares of CEO that equals 20% of the number of its shares then issued and outstanding, registered in the name of SCTN.


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KRUSE, LANDA & MAYCOCK, L.L.C.

Mr. Bernard McHale
Mr. David Vaters
July 2, 2002
Page 2


         The term of the agreement, as set forth in the Escrow Letter, is now past. Accordingly, we will proceed to deliver the items delivered to us in accordance with the terms of the Escrow Letter.

         Because we have not received all of the specified items on or before the Delivery Date (as defined in the Escrow Letter), and because SCTN has delivered all required items in a timely manner, but CEO has failed to timely deliver the funds or the shares of CEO, we shall, unless we are instructed by both parties to the contrary, deliver the Assignments and stock certificate of SCTN in our possession to SCTN, subject to verification that SCTN has repaid to CEO the $150,000 previously received by SCTN.

         If you have any questions, please contact me.

                                              Sincerely,

                                              KRUSE, LANDA & MAYCOCK, L.L.C.

                                              /s/ Richard C. Taggart

                                              Richard C. Taggart